Long-term interest bearing debt and interest expenses	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-term interest bearing debt and interest expenses
Long-term interest bearing debt and interest expenses

As of December 31, 2014 and December 31, 2013, the Company had the following debt facilities:

(In millions of U.S. dollars)	December 31, 2014	December 31, 2013
Credit facilities:
$2,000 facility	1,366.7	1,503.4
$475 facility	451.3	—

Total credit facilities	1,818.0	1,503.4

Bonds:
Bond Loan, MNOK 1,500	201.4	244.5
Bond $600 million	600.0	—
Bond loan, subscribed in full by related party	—	500.0

Total bonds	801.4	744.5

Loan:
Revolving credit facility from related party	—	5.0
Loan provided by related party	125.0	195.0

Total interest bearing debt	2,744.4	2,447.9

Less: current portion	(218.1)	(166.7)

Long-term portion of interest bearing debt	2,526.3	2,281.2

The outstanding debt as of December 31, 2014 is repayable as follows:

Year ending December 31, (In millions of U.S. dollars)
2015	218.1
2016	214.2
2017	1,080.8
2018	248.9
2019 and thereafter	982.4
Total debt	2,744.4

Credit facilities
$2,000 million senior secured credit facility

In April 2011, a $2,000 million senior secured credit facility was entered into with Seadrill to fund the Company’s acquisition of West Phoenix, West Navigator, West Alpha, West Epsilon, West Venture, West Elara and West Linus.

The $2,000 million senior secured credit facility has a 6 year term payable quarterly with a balloon payment of $1,000 million at maturity. The loan bears interest of Libor plus 2.0% per annum. Refer also to "Note 28 Subsequent events" for covenants that applies to this bond.

Unsecured Bonds and convertible bonds
NOK 1,500 million Senior Unsecured Bond
On October 30, 2013, a NOK1,500 million senior unsecured bond was issued with maturity date October 2018. The bond bears interest at 3-months NIBOR plus a margin of 4.40%. The bond was subsequently swapped to US$ with a fixed rate of 6.18% per annum until maturity. The net proceeds were used to repay the remaining outstanding amount under our Seadrill Revolving Credit Facility.

During fourth quarter, Seadrill purchased in the open market a total of 5.5% ownership in the NOK 1,500 million Senior Unsecured Bond, which equals $11 million. Refer also to "Note 28 Subsequent Events" for covenants that applies to this bond.

$500 million 7.75% Bond, subscribed in full by related party
In April 2011, a $500 million 7.7% Bond was entered into with Seadrill to fund the Company’s acquisition of West Phoenix, West Navigator, West Alpha, West Epsilon, West Venture, West Elara and West Linus.

The $500 million 7.7% Bond was issued to Seadrill in April 2011 with a coupon of 7.75% per annum payable semi-annually in arrears, matures in full on March 31, 2018 and must be repaid at par (100%) by the Company. On December 31, 2012 Seadrill sold its North Atlantic Drilling Ltd unsecured bond of $500 million to Metrogas, another related party, with a call option to repurchase the bond in full for a price equal to par plus unpaid accrued interest on the date of repurchase. On May 31, 2013, Seadrill exercised the option to repurchase the bond from Metrogas. The bond was repaid on January 31, 2014, including a settlement premium of $22.5 million, which was settled in cash.

    $600 million 6.25% Senior Unsecured Notes due 2019
On January 31, 2014, a $600 million senior unsecured bond was issued with maturity date January 2019. The notes bear a fixed coupon of 6.25% and are due in January 2019. The net proceeds of this offering have been used to repay the $500 million 7.7% Bond, including a settlement premium of $22.5 million. As of December 31, 2014 Seadrill held 31.1% of the bond, which amounted to $188.6 million.

For our $600 million 6.25% Senior Unsecured Notes due 2019 we are subject to certain financial and restrictive covenants contained in our indentures which restrict, among other things, our ability to pay dividends, incur indebtedness, incur liens, and make certain investments. In addition, these indentures contain other customary terms, including certain events of default, upon the occurrence of which, the bonds may be declared immediately due and payable.

In addition to the above, our bond indentures generally also contain restrictions which are customary for unsecured financings in this industry for similar unrated bonds, including limitations on indebtedness, payments, transactions with affiliates and restrictions on consolidation, merger and sale of assets.

Related party loans
$85 million Seadrill Revolving Credit Facility
Seadrill has provided North Atlantic an unsecured revolving shareholder loan of $85 million. The maturity date is set to January 30, 2015. The facility was increased from $200 million to $335 million on June 28, 2013, and then decreased to $85 million on November 20, 2013. The terms of the remaining facility of $85 million are the same as stated in the original agreement dated March 30, 2012. The interest is Libor plus 3.0% per annum. Aggregate drawdowns and repayments on this facility during the year ended December 31, 2014 were $12 million and $17 million, respectively. As of December 31, 2014, $0 million of the facility was drawn.

$27.5 million shareholder loan provided by related party
On December 1, 2012, Seadrill provided North Atlantic an unsecured loan facility of $27.5 million. The loan had an fixed interest rate of 4.0%. The loan was settled in full on June 28, 2013.

SFL Linus Ltd
Ship Finance granted the VIE company, SF Linus Ltd, a loan of $195 million on June 28, 2013 to be repaid at the earlier of June 30, 2029 or date of sale of the West Linus rig. The loan did not bear interest until the rig was delivered from the yard. SFL Linus Ltd. repaid $70 million during the first quarter in 2014 and the outstanding balance at December 31, 2014 is $125 million. The proceeds of this loan was used to finance the acquisition of the West Linus. The loan is presented as debt to related parties on our balance sheet on December 31, 2014.

On October 17, 2013, SFL Linus Ltd entered into a $475 million secured term loan and revolving credit facility with a syndicate of banks to fund the acquisition of West Linus, which has been pledged as security. SFL Linus Ltd drew down on the loan at the delivery date of the rig in February 2014. Subsequently $40 million was repaid on the facility by Ship Finance on behalf of SF Linus Ltd through a short-term parent loan. As per June 30, 2014 the amount of $40 million was redrawn on the credit facility and the short-term parent loan settled with the drawn funds. As of December 31, 2014 SFL Linus Ltd has repaid $23.7 million in monthly installments and the outstanding balance at December 31, 2014 is $451.3 million.

The facility will bear interest at LIBOR plus 2.75% per annum and is repayable over a term of five years with a balloon of $192 payable at the maturity date. SFL Linus Ltd. entered into interest swap arrangements in July, 2013, in order to mitigate exposure to variability in cash flows for future interest payments on this loan. Refer also to "Note 24 Risk management and financial instruments" for additional details.

Covenants on loans and bonds

Our credit facilities generally contain financial covenants. In February 2015, we received approval to amend the agreements for our NOK 1,500 million senior unsecured bond and $2,000 million Senior Secured Credit Facility. Under the terms of each agreement, Seadrill will provide a guarantees for the bonds and credit facility in exchange for amendments to the covenant package, principally replacing the current financial covenants with Seadrill's financial covenants. These covenants were effective for December 31, 2014. As such the main financial covenants contained in our credit facilities are as follows:

•	Aggregated minimum liquidity requirement for the Seadrill group: to maintain cash and cash equivalents of at least $150 million within the Seadrill group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1. Current assets are defined as book value less minimum liquidity, but including up to 20% of shares in listed companies owned 20% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity ratio: to maintain total equity to total assets ratio of at least 30%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

Our credit facilities and bonds contain customary restrictive covenants which that limit, among other things, our ability to:

•	incur additional indebtedness;

•	sell the mortgaged drilling rig, if applicable;

•	make additional investments or acquisitions;

•	pay dividends; and

•	effect a change of control in the Company.

A failure to comply with the covenants in our loan agreements could result in a default under those agreements and under other debt agreements containing cross-defaults provisions.
Our $2,000 million senior secured credit facility is secured by:

•	Guarantee provided by Seadrill Limited

•	Guarantees from the drilling rig owning subsidiaries and intra-group charterers (guarantors);

•	A first priority share charge over all of the shares issued by each of the guarantors;

•	A first priority mortgage in all collateral drilling units and any deed of covenant or general assignment thereto;

•	A first priority assignment of the earnings which arise out of the use of or operation of any of the collateral drilling units;

•	A first priority assignment of the bareboat charter contracts for the collateral drilling units;

•	A security interest in the earnings accounts; and

•	A first priority assignment of all of the insurance policies and contracts of insurance in respect of the collateral drilling units.

For the Company’s outstanding NOK 1,500 million Senior Unsecured Bond, the main financial covenant is for Seadrill to maintain a total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book value and market values of drilling units.
For the purposes of the above tests, EBITDA is defined as the earnings before interest, taxes, depreciation and amortization on a consolidated basis and (ii) the cash distributions from investments, each for the previous period of twelve months as such term is defined in accordance with accounting principles consistently applied. However, in the event that Seadrill or a member of the group acquires rigs or rig owning entities with historical EBITDA available for the rigs' previous ownership, such EBITDA shall be included for covenant purposes in the relevant loan agreement, and if necessary, be annualized to represent a twelve (12) month historical EBITDA. In the event that Seadrill or a member of the group acquires rigs or rig owning companies without historical EBITDA available, Seadrill is entitled to base a twelve month historical EBITDA calculation on future projected EBITDA only subject to any such new rig having (i) a firm charter contract in place at the time of delivery of the rig, with a minimum duration of twelve months, and (ii) a firm charter contract in place at the time of such EBITDA calculation, provided Seadrill provides the agent bank with a detailed calculation of future projected EBITDA. Further, EBITDA shall include any realized gains and/or losses in respect of the disposal of rigs or the disposal of shares in rig owning companies.
Cash distributions from investments are defined as cash received by Seadrill, by way of dividends, in respect of its ownership interests in companies which Seadrill does not control but over which it exerts significant influence.
Additionally, we are a “restricted subsidiary” under the indenture relating to Seadrill’s 1,000 million 5 5/8% Senior Notes due 2017 and 500 million 6 1/8% Senior Notes due 2020. While we are not a guarantor of the notes or a party to the indentures thereto, Seadrill has agreed to cause us to comport with the restrictions on “restricted subsidiaries” contained in the indenture. Accordingly, Seadrill may use its influence over us to restrict our ability, among other things, to incur additional debt, pay dividends or issue guarantees, if Seadrill is required to do so under the terms of the indenture for the notes.
The Company and Seadrill were in compliance with all financial and other covenants as included within the amended credit facilities and bond agreements as tested by reference to the financial statements as of December 31, 2014.

Covenants contained in the credit facility of SFL Linus Ltd., our consolidated VIE
On October 17, 2013, SFL Linus Ltd. entered into a $475 million secured term loan and revolving credit facility with a syndicate of banks to fund the acquisition of the West Linus, which has been pledged as security. While we are not, directly or indirectly, obligated to repay the borrowings under this facility, a breach of one or more of the covenants contained in this credit facility may have a material adverse affect on us. See “Item 3. Key Information-D. Factors-Failure to comply with covenants and other provisions in our existing or future debt agreements, including the senior unsecured notes, could result in cross-defaults under our existing debt agreements, which would have a material adverse affect on us.”
In February 2015, we received approval to amend the agreements for our $475 million credit facility. Under the terms of the agreement, Seadrill will provide a guarantee in exchange for amendments to the covenant package, principally replacing the current financial covenants with Seadrill's financial covenants. These covenants are the same as the NOK 1,500 million Senior Unsecured Bond and $2,000 million Senior Secured Credit Facility given above.

The Company, Seadrill and SFL Linus Ltd. complied with all financial and other covenants as included within the amended credit facility as tested by reference to the financial statements as of December 31, 2014.